HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	July 19, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$145,520,002.27	$2,026,671.70	$186,750.67	$0.00	$0.00	$0.00	$0.00	$143,493,330.57
A-X	$519,926,275.19	$0.00	$747,351.02	$23,715.26	$0.00	$0.00	$0.00	$506,291,684.13
2A-1	$342,865,122.46	$11,556,765.22	$440,010.24	$0.00	$0.00	$0.00	$0.00	$331,308,357.24
B-1	$11,503,787.96	$27,342.29	$17,543.28	$0.00	$0.00	$0.00	$0.00	$11,476,445.67
B-2	$6,846,971.84	$16,273.93	$13,009.25	$0.00	$0.00	$0.00	$0.00	$6,830,697.91
B-3	$4,382,300.68	$10,415.88	$8,326.37	$0.00	$0.00	$0.00	$0.00	$4,371,884.80
B-4	$3,011,712.77	$7,158.26	$5,722.25	$0.00	$0.00	$0.00	$0.00	$3,004,554.51
B-5	$3,559,749.02	$8,460.84	$6,763.52	$0.00	$0.00	$0.00	$0.00	$3,551,288.18
B-6	$2,195,464.02	$5,218.20	$4,171.38	$0.00	$0.00	$0.00	$0.00	$2,190,245.82
A-R	$0.00	$0.00	$0.25	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$519,926,275.35	$13,658,306.32	$1,429,648.23	$23,715.26	$0.00	$0.00	$0.00	$506,291,684.29

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$20,817.22	$0.00	N/A	$11,965.76	N/A	$0.00	N/A	$32,782.98
PO-2	$20,347.11	$0.00	N/A	$11,749.50	N/A	$0.00	N/A	$32,096.61
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	13.51114467	1.24500447	0.00000000	0.00000000	956.62220380	1.54000%
A-X	$550,777,437.00	41161PDM2	0.00000000	1.35690203	0.04305779	0.00000000	919.23098173	1.77964%
2A-1	$369,107,000.00	41161PDL4	31.31006787	1.19209400	0.00000000	0.00000000	897.59434863	1.54000%
B-1	$11,566,000.00	41161PDP5	2.36402300	1.51679751	0.00000000	0.00000000	992.25710444	1.83000%
B-2	$6,884,000.00	41161PDQ3	2.36402237	1.88978065	0.00000000	0.00000000	992.25710488	2.28000%
B-3	$4,406,000.00	41161PDR1	2.36402179	1.88977985	0.00000000	0.00000000	992.25710395	2.28000%
B-4	$3,028,000.00	41161PDS9	2.36402246	1.88977873	0.00000000	0.00000000	992.25710370	2.28000%
B-5	$3,579,000.00	41161PDT7	2.36402347	1.88977927	0.00000000	0.00000000	992.25710534	2.28000%
B-6	$2,207,337.00	41161PDU4	2.36402507	1.88977940	0.00000000	0.00000000	992.25710438	2.28000%
A-R	$100.00	41161PDN0	0.00000000	2.50000000	0.00000000	0.00000000	0.00000000	3.55544%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	July 19, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$154,655,547.20	$365,270,727.99	$519,926,275.19
Scheduled Principal	$72,483.01	$212,061.95	$284,544.96
Curtailments & Curtailment Adjustments	$50,851.95	$342,724.58	$393,576.53
Prepayments	$1,907,608.57	$10,132,664.66	$12,040,273.23
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$0.00	$939,911.60	$939,911.60
Total Principal Distribution	$2,030,943.53	$11,627,362.79	$13,658,306.32
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$11,965.76	$11,749.50	$23,715.26
Ending Balance	$152,636,569.43	$353,655,114.70	$506,291,684.13

Scheduled Interest and reductions from:
Scheduled Interest	$510,289.62	$1,114,858.60	$1,625,148.22
Less Servicing Fee	$48,329.81	$114,146.83	$162,476.64
Less LPMI	$3,310.12	$4,568.17	$7,878.29
Less Deferred Interest	$11,965.76	$11,749.50	$23,715.26
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$231.98	$547.91	$779.89
Less Custodial Fee	$193.32	$456.59	$649.91
Total Interest Distribution	$446,258.63	$983,389.61	$1,429,648.23

Available Funds:	$2,477,202.16	$12,610,752.40	$15,087,954.55

Mortgage Loan Characteristics:
Weighted Average Loan Rate	3.95943%	3.66257%	3.75087%
Weighted Average Net Loan Rate	3.55544%	3.26926%	3.35439%
Weighted Average Adjusted Cap Rate	3.46260%	3.23066%	3.29966%
Number of Loans	841	917	1,758
Weighted Average Remaining Term	354	355	355
Mortgage Loan Balance of One-Month LIBOR Loans	$67,441,459.89	$185,509,238.45	$252,950,698.34
Mortgage Loan Balance of COFI Loans	$28,209,282.33	$30,361,157.27	$58,570,439.60
Mortgage Loan Balance of MTA Loans	$56,985,827.21	$137,784,718.98	$194,770,546.19
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$166,217.38
Unreimbursed Advances			$170,552.18

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	July 19, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	94.106433%	93.871598%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	5.893567%	6.128402%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$5,199,262.75
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	1	$81,870.68	0	$0.00	0	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00
Total	1	$81,870.68	0	$0.00	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	0	$0.00	0	$0.00	0	$0.00	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00	$0.00
Total	0	$0.00	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$143,493,330.57	N/A
A-X	$32,782.98	$32,096.61
2A-1	N/A	$331,308,357.24
B-1	$3,327,136.45	$8,149,309.22
B-2	$1,980,287.68	$4,850,410.23
B-3	$1,267,453.16	$3,104,431.64
B-4	$871,050.42	$2,133,504.09
B-5	$1,029,553.98	$2,521,734.20
B-6	$634,974.18	$1,555,271.64

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00